UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 5, 2007
Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31817 (Commission File No.)	42-1241468 (IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY (Address of principal executive offices)		11050-3765 (Zip Code)
(516) 767-6492
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Consent of Independent Registered Public Accounting Firm dated December 12, 2007

Item 8.01. Other Events.
With the completion of a property acquisition, the total of the Company’s 2007 non-material property acquisitions has reached an amount requiring that a majority of such acquisitions be audited pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The properties included in Item 9.01 are included as part of such majority of acquisitions.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired:

Groton Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza (collectively the “WP Properties”):
Report of Independent Registered Public Accounting Firm
Combined Statements of Revenues and Certain Expenses:

For the year ended December 31, 2006
For the nine months ended September 30, 2007 (unaudited)
 Notes to the Combined Statements of Revenues and Certain Expenses
(b) Pro Forma Financial Information:
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited)
Pro Forma Condensed Consolidated Statements of Income (unaudited):
For the year ended December 31, 2006
For the nine months ended September 30, 2007
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)
(d) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm dated December 12, 2007
Signatures

Report of Independent Registered Public Accounting Firm
Board of Directors and Shareholders
Cedar Shopping Centers, Inc.
We have audited the combined statement of revenues and certain expenses of Groton Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza (collectively the “WP Properties”) for the year ended December 31, 2006. The combined statement of revenues and certain expenses is the responsibility of Cedar Shopping Centers, Inc.’s (the “Company”) management. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the WP Properties’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.
As discussed in Note 1, the accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the combined revenues and certain expenses of the WP Properties.
In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined statement of revenues and certain expenses of the WP Properties as described in Note 1 for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
December 12, 2007

WP Properties
Combined Statements of Revenues and Certain Expenses

	Nine months	Year
	ended	ended
	September 30, 2007	December 31, 2006
	(Unaudited)
Revenues:
Base rents	$5,896,000	$7,331,000
Tenant reimbursements	2,238,000	2,765,000
Other	18,000	2,000

Total revenues	8,152,000	10,098,000

Certain expenses:
Real estate taxes	1,433,000	1,808,000
Property operating expenses	1,056,000	1,558,000
Management fees — related party	399,000	490,000

Total certain expenses	2,888,000	3,856,000

Revenues in excess of certain expenses	$5,264,000	$6,242,000

See accompanying notes to combined statements of revenues and certain expenses.

WP Properties
Notes to Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2006
For the nine months ended September 30, 2007 (unaudited)
1. Basis of Presentation
     Presented herein are the combined statements of revenues and certain expenses of Groton Shopping Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza, which as a whole comprise the operations of five supermarket-anchored shopping centers and one single tenant Kmart center located in Groton, Connecticut (Groton Center), Massapequa, New York (Carman’s Plaza), West Bridgewater, Massachusetts (West Bridgewater Plaza), Cockeysville, Maryland (Yorktowne Plaza) and New Bedford, Massachusetts (Kings Plaza), collectively, the “Properties.” The Properties contain approximately 780,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. (the “Company”) acquired the properties on the following dates: September 7, 2007 (Yorktowne Plaza), September 14, 2007 (Groton Center), September 21, 2007 (West Bridgewater Plaza), September 28, 2007 (Carman’s Plaza) and October 2, 2007 (Kings Plaza) pursuant to the terms of Purchase and Sale Agreements. The Properties’ financial statements have been combined since the Properties were (1) acquired from the same seller and (2) were under common control and management.
     The accompanying combined statements of revenues and certain expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Properties. Items excluded consist primarily of interest expense and depreciation and amortization expense, which are not directly related to future operations.
2. Use of Estimates
     The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.
3. Revenue Recognition
     The Properties are being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the respective leases. The excess of rents recognized over amounts contractually due pursuant to the underlying leases was approximately $174,000 and $101,000, respectively, for the year ended December 31, 2006 and for the nine months ended September 30, 2007 (unaudited).
4. Property Operating Expenses
     Property operating expenses for the year ended December 31, 2006 include approximately $720,000 for repairs and maintenance, $220,000 for utilities, $185,000 for snow removal, $168,000 for insurance, $179,000 for bad debt expense, $50,000 for landscaping, $26,000 for marketing $5,000 for professional fees, and $5,000 for other expenses.
     Property operating expenses for the nine months ended September 30, 2007 (unaudited) include approximately $483,000 for repairs and maintenance, $137,000 for insurance, $179,000 for snow removal, $150,000 for utilities, $42,000 for landscaping, $49,000 for bad debt expense, $10,000 for marketing and $6,000 for other expenses.
5. Management Fees — Related Party
     The Properties were managed by WP Properties LP, a related party to the seller, pursuant to management agreements, which provided for management fees of 4% of cash receipts and asset management fees of approximately $8,000 per month for the year ended December 31, 2006 and for the nine months ended September 30, 2007, on certain properties. Management fees and asset management fees of approximately $398,000 and $92,000 for the year ended December 31, 2006 and $330,000 and $69,000 for the nine months ended September 30, 2007 (unaudited), respectively, were incurred

WP Properties
Notes to Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2006
For the nine months ended September 30, 2007 (unaudited)
(Continued)
6. Future Minimum Lease Payments
     Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2007	$7,644,000
2008	7,740,000
2009	7,168,000
2010	6,549,000
2011	5,878,000
Thereafter	31,425,000

Total	$66,404,000

     The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in base rents.
7. Interim Unaudited Financial Information
     The combined statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)
     The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had acquired Groton Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza (collectively, the “Acquired Properties), as if all of these transactions were completed as of September 30, 2007. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2006 and on Form 10-Q for the nine months ended September 30, 2007. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Groton Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza, as of September 30, 2007, nor does it purport to represent the future consolidated financial position of the Company.

	As of September 30, 2007
	Cedar Shopping	Acquired
	Centers, Inc.	Properties
	Historical (a)	(b)(c)	Pro forma

Assets
Real estate
Land	$296,372,000	$2,404,000	$298,776,000
Buildings and improvements	1,194,368,000	9,617,000	1,203,985,000

	1,490,740,000	12,021,000	1,502,761,000
Less accumulated depreciation	(91,781,000)	—	(91,781,000)

Real estate, net	1,398,959,000	12,021,000	1,410,980,000
Property and related assets held for sale	11,805,000		11,805,000
Investment in unconsolidated joint venture	3,718,000	—	3,718,000

Cash and cash equivalents	21,148,000	—	21,148,000
Cash at joint ventures and restricted cash	12,806,000	—	12,806,000
Rents and other receivables, net	5,086,000	—	5,086,000
Straight-line rents receivable	10,492,000		10,492,000
Other assets	10,749,000	(160,000)	10,589,000
Deferred charges, net	27,874,000	—	27,874,000

Total assets	$1,502,637,000	$11,861,000	$1,514,498,000

Liabilities and shareholders’ equity
Mortgage loans payable	$637,045,000	$8,069,000	$645,114,000
Secured revolving credit facility	186,890,000	3,792,000	190,682,000
Accounts payable, accrued expenses, and other	22,755,000	—	22,755,000
Unamortized intangible lease liabilities	56,052,000	—	56,052,000

Total liabilities	902,742,000	11,861,000	914,603,000

Minority interests in consolidated joint ventures	10,321,000	—	10,321,000
Limited partners’ interest in consolidated Operating Partnership	25,352,000	—	25,352,000

Shareholders’ equity	564,222,000	—	564,222,000

Total liabilities and shareholders’ equity	$1,502,637,000	$11,861,000	$1,514,498,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2006
For the nine months ended September 30, 2007
(Unaudited)
     The following unaudited pro forma condensed consolidated statements of income are presented as if the Company (1) had acquired Groton Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza and (2) had acquired or sold the other properties it purchased or disposed of throughout 2006 and through November 30, 2007, as if all these transactions were completed as of January 1, 2006. These financial statements should be read in conjunction with the accompanying unaudited pro forma condensed consolidated balance sheet, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2006 and on Form 10-Q for the nine months ended September 30, 2007. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company (1) acquired Groton Center, Carman’s Plaza, West Bridgewater Plaza, Yorktowne Plaza and Kings Plaza and (2) acquired or sold the other properties it purchased or disposed of through 2006 and through November 30, 2007, nor does it purport to represent the consolidated results of operations of the Company for future periods.

	For the year ended December 31, 2006
			Acquired Properties
	Cedar Shopping	Completed		Pro forma
	Centers, Inc.	transactions	Historical	adjustments
	Historical (a)	(b) (d)	(c)	(d)		Pro forma
Revenues	$125,020,000	$19,976,000	$10,098,000	$116,000	(e)	$155,210,000

Expenses:
Operating, maintenance and management	22,259,000	2,860,000	2,048,000	—		27,167,000
Real estate and other property-related taxes	12,558,000	1,754,000	1,808,000	—		16,120,000
General and administrative	6,086,000	—	—	—		6,086,000
Depreciation and amortization	34,572,000	4,124,000	—	2,276,000	(g)	40,972,000

Total expenses	75,475,000	8,738,000	3,856,000	2,276,000		90,345,000

Operating income	49,545,000	11,238,000	6,242,000	(2,160,000)		64,865,000

Non-operating income and expenses:
Interest expense	(32,777,000)	(12,495,000)	—	(6,939,000	)(f)	(52,211,000)
Amortization of deferred financing costs	(1,448,000)	(55,000)	—	—		(1,503,000)
Equity in income of unconsolidated joint venture	70,000	514,000	—	—		584,000
Gain on sale of interest in unconsolidated joint venture	141,000	(141,000)	—	—		—
Interest income	641,000	—	—	—		641,000

Total non-operating income and expenses	(33,373,000)	(12,177,000)	—	(6,939,000)		(52,489,000)
Income before the minority and limited partners’ interests and discounted operations	16,172,000	(939,000)	6,242,000	(9,099,000)		12,376,000
Minority interests in consolidated joint ventures	(1,202,000)	42,000 (i)	—	—		(1,160,000)
Limited partners’ interest in Operating Partnership	(355,000)	39,000	—	143,000	(h)	(173,000)

Income from continuing operations	14,615,000	(858,000)	6,242,000	(8,956,000)		11,043,000

Discontinued operations, net of limited partners’ interest	720,000	—	—	—		720,000

Net income	15,335,000	(858,000)	6,242,000	(8,956,000)		11,763,000
Preferred distribution requirements	(7,877,000)	—	—	—		(7,877,000)

Net income applicable to common shareholders	$7,458,000	$(858,000)	$6,242,000	$(8,956,000)		$3,886,000

Per common share:
Basic	$0.23					$0.12

Diluted	$0.23					$0.12

Weigted average number of common shares outstanding:
Basic	32,926,000					32,926,000

Dilited	33,055,000					33,055,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2006
For the nine months ended September 30, 2007
(Unaudited)
(Continued)

	For the nine months ended September 30, 2007
			Acquired Properties
	Cedar Shopping	Completed		Pro forma
	Centers, Inc.	transactions	Historical	adjustments
	Historical (a)	(b) (d)	(c)	(d)	Pro forma
Revenues	$109,876,000	$2,544,000	$8,152,000	$81,000 (e)	$120,653,000

Expenses:
Operating, maintenance and management	18,317,000	283,000	1,455,000	—	20,055,000
Real estate and other property-related taxes	10,928,000	202,000	1,433,000	—	12,563,000
General and administrative	7,065,000	—	—	—	7,065,000
Depreciation and amortization	29,696,000	522,000	—	1,707,000 (g)	31,925,000

Total expenses	66,006,000	1,007,000	2,888,000	1,707,000	71,608,000

Operating income	43,870,000	1,537,000	5,264,000	(1,626,000)	49,045,000

Non-operating income and expenses:
Interest expense	(26,371,000)	(1,940,000)	—	(5,228,000) (f)	(33,539,000)
Amortization of deferred financing costs	(1,152,000)	—	—	—	(1,152,000)
Equity in income of unconsolidated joint venture	463,000	—	—	—	463,000
Interest income	580,000	—	—	—	580,000

Total non-operating income and expenses	(26,480,000)	(1,940,000)	—	(5,228,000)	(33,648,000)

Income before minority and limited partners’ interests and discontinued operations	17,390,000	(403,000)	5,264,000	(6,854,000)	15,397,000
Minority interests in consolidated joint ventures	(1,028,000)	—			(1,028,000)
Limited partners’ interest in Operating Partnership	(450,000)	17,000	—	68,000 (h)	(365,000)

Income from continuing operations	15,912,000	(386,000)	5,264,000	(6,786,000)	14,004,000
Discountinued operations, net of limited partners interest	496,000	—	—	—	496,000

Net income	16,408,000	(386,000)	5,264,000	(6,786,000)	14,500,000
Preferred distribution requirements	(5,907,000)	—	—	—	(5,907,000)

Net income applicable to common shareholders	$10,501,000	$(386,000)	$5,264,000	$(6,786,000)	$8,593,000

Per common share:
Basic	$0.24				$0.19

Diluted	$0.24				$0.19

Weigted average number of common shares outstanding:
Basic	44,179,000				44,179,000

Dilited	44,183,000				44,183,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007
(a)	Reflects the Company’s historical balance sheet as of September 30, 2007 (unaudited), as previously filed, including the acquisitions of Yorktowne Plaza, Groton Center, West Bridgewater and Carman’s Plaza as these properties were acquired prior to September 30, 2007. The aggregate consideration was approximately $102.0 million, comprised of approximately $77.8 million of assumed mortgage loans payable (including approximately $919,000 of mortgage loan market adjustments), and $24.2 million funded from the Company’s secured revolving credit facility.

(b)	Reflects the acquisition of the Kings Plaza, which was completed in October 2007. The aggregate consideration was approximately $12.0 million, comprised of approximately $8.1 million of an assumed mortgage loan payable, and $3.9 million funded from the Company’s secured revolving credit facility, net of $160,000 previously paid deposits on the transactions.

(c)	The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Acquired Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change and no adjustment has been reflected for the amortization of acquired lease intangibles.
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2006
(a)	Reflects the Company’s historical operations for the year ended December 31, 2006, as previously filed.

(b)	Reflects the (1) acquisitions of Shore Mall (January 2006), Fort Washington (May 2006, 50% remaining joint venture partner interest), Gold Star Plaza (June 2006), Stonehedge Square (July 2006), Oakhurst Plaza (July 2006), Shaw’s Plaza (July 2006), Trexlertown Plaza (July 2006), Annie Land Plaza (August 2006), Hannaford Plaza (September 2006), Long Reach Plaza (September 2006), Gahanna Discount Drug Mart (October 2006), FirstMerit Bank at Cuyahoga Falls (November 2006), Oak Ridge Shopping Center (November 2006), Inrevco (November 2006, 49% unconsolidated joint venture interest), Elmhurst Plaza (December 2006), Fairview Commons (January 2007), Oakland Commons (January 2007), Aston Shopping Center (April 2007), Bloomsburg Shopping Center (April 2007), McConnellsburg Shopping Center (April 2007), Wyomissing Shopping Center (April 2007), Parkway Plaza (April 2007), Grove City (June 2007), Circle Plaza (July 2007) and Hilliard Plaza (September 2007) and (2) sold the remaining 20% of Red Lion (May 2006).

(c)	Reflects the operations of the Acquired Properties for the year ended December 31, 2006.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2006 (continued)
(d)	The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Acquired Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change and no adjustment has been reflected for the amortization of acquired lease intangibles.

(e)	Reflects increased straight-line rents as if lease start dates were January 1, 2006.

(f)	Reflects interest expense on (1) the $85.9 million assumed mortgage loans payable (which consists of the $21.2 assumed related to Yorktowne Plaza, $12.2 million related to Groton Center, $11.0 million related to West Bridgewater Plaza, $33.4 million related to Carman’s Plaza and $8.1 million related to Kings Plaza), and (2) $28.1 million of increased borrowings under the Company’s secured revolving credit facility (which consists of $8.5 million related to Yorktowne Plaza, $3.1 million related to Groton Center, $3.2 million related to West Bridgewater Plaza, $9.4 million related to Carman’s Plaza and $3.9 million related to Kings Plaza), at weighted average interest rates of 5.99% and 6.37% per annum, respectively.

(g)	Reflects $2.3 million of straight-line real estate depreciation (which consists of depreciation expense related to the $23.7 million building allocation for Yorktowne Plaza, $12.1 million building allocation for Groton Center, $11.3 million building allocation for West Bridgewater Plaza, $34.3 million building allocation for Carman’s Plaza and $9.6 million of building allocation for Kings Plaza), based on estimated useful lives of 40 years.

(h)	Reflects the allocation of the loss incurred by the Acquired Properties to the limited partner of the operating partnership.

(i)	Reflects the sale of the partnership interest in the Red Lion joint venture (May 2006) and the acquisition of the remaining 50% interest in the LA Fitness facility (May 2006), as previously filed as applicable.
Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2007
(a)	Reflects the Company’s historical operations for the nine months ended September 30, 2007 (unaudited), as previously filed.

(b)	Reflects the acquisitions of Fairview Commons (January 2007), Oakland Commons (January 2007), Aston Shopping Center (April 2007), Bloomsburg Shopping Center (April 2007), McConnellsburg Shopping Center (April 2007), Wyomissing Shopping Center (April 2007), Parkway Plaza (April 2007), Grove City (June 2007), Circle Plaza (July 2007) and Hilliard (September 2007).

(c)	Reflects the operations of the Acquired Properties for the nine months ended September 30, 2007.

(d)	The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Acquired Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change and no adjustment has been reflected for the amortization of acquired lease intangibles.

(e)	Reflects increased straight-line rents as if the lease start dates were January 1, 2006.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2007 (continued)
(f)	Reflects interest expense on (1) the $85.9 million assumed mortgage loans payable (which consists of the $21.2 assumed related to Yorktowne Plaza, $12.2 million related to Groton Center, $11.0 million related to West Bridgewater Plaza, $33.4 million related to Carman’s Plaza and $8.1 million related to Kings Plaza), and (2) $28.1 million of increased borrowings under the Company’s secured revolving credit facility (which consists of $8.5 million related to Yorktowne Plaza, $3.1 million related to Groton Center, $3.2 million related to West Bridgewater Plaza, $9.4 million related to Carman’s Plaza and $3.9 million related to Kings Plaza), at weighted average interest rates of 5.99% and 6.48% per annum, respectively.

(g)	Reflects $1.7 million of straight-line real estate depreciation (which consists of depreciation expense related to the $23.7 million building allocation for Yorktowne Plaza, $12.1 million building allocation for Groton Center, $11.3 million building allocation for West Bridgewater Plaza, $34.3 million building allocation for Carman’s Plaza and $9.6 million of building allocation for Kings Plaza), based on estimated useful lives of 40 years.

(h)	Reflects the allocation of the loss incurred by the Acquired Properties to the limited partner of the operating partnership.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
CEDAR SHOPPING CENTERS, INC.

/s/ LAWRENCE E. KREIDER, JR.

Lawrence E. Kreider, Jr.
Chief Financial Officer
Dated: December 12, 2007